SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 27, 1998
                                                --------------------------------



                                LOGIMETRICS, INC.
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             (Exact name of registrant as specified in its charter)



     Delaware                             0-10696                11-2171701
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(State or other jurisdiction of         (Commission            (IRS Employer
  incorporation or organization)         File Number)        Identification No.)



    50 Orville Drive, Bohemia, New York                             11716
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  (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:        (516) 784-4110
                                                   -----------------------------



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Item 5.  Other Events

         On October 27, 1998, LogiMetrics, Inc. (the "Company") announced that it had completed a private placement of approximately $2.7 million in face amount of its Class C 13% Senior Subordinated Debentures due September 30, 1999. A copy of the Company's press release is being filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits.


                  Exhibit 99.1 Press release, dated October 27, 1998.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     LOGIMETRICS, INC.

                                     By:  /s/ Norman M. Phipps
                                          _____________________
                                          Norman M. Phipps,
                                          President and Chief Operating Officer


Dated:  November 3, 1998


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                                  EXHIBIT INDEX

                       Exhibit                                         Page No.

99.1              Press release, dated October 27, 1998.                  5